Exhibit 99.2

SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”) is made and entered into effective as of February 16, 2006, by and between Information Resources, Inc. (“IRI”), a Delaware Corporation with its principal place of business at 150 N. Clinton Street, Chicago, Illinois, Information Resources, Inc. Litigation Contingent Payment Rights Trust, a statutory trust organized under the laws of the State of Delaware, with its address at 150 North Clinton Street, Chicago, Illinois (the “CVR Trust”) and the CVR Rights Agents and Parent Rights Agents, as defined in the contingent value rights agreement, as amended, filed as exhibits to the CVR Trust Current Reports on Form 8-K filed with the SEC on November 12, 2003 and January 21, 2004; and defendants A.C. Nielsen Co. (“ACNielsen”), a corporation organized under the laws of Delaware, having a principal place of business at 770 Broadway, New York, New York, R.H. Donnelley Corporation (formerly known as The Dun & Bradstreet Corporation) (“D&B”), a corporation organized under the laws of Delaware, having a principal place of business at 1001 Winstead Drive, Cary, North Carolina, and IMS Health Incorporated (the successor to IMS International, Inc.) (“IMS”), a corporation organized under the laws of Delaware, having a principal place of business at 1499 Post Road, Fairfield, Connecticut (ACNielsen, D&B and IMS hereinafter collectively referred to as “Defendants”).

RECITALS

WHEREAS, IRI and Defendants are parties to an action entitled Information Resources, Inc. v. The Dun & Bradstreet Corporation, A.C. Nielsen Co. and IMS International, Inc., that is presently on appeal before the United States Court of Appeals for the Second Circuit with Docket Number No. 05-0564 (the “Litigation” and the “Second Circuit” respectively); and

WHEREAS, IRI and Defendants desire fully and completely to settle and resolve all differences and disputes between them arising from the facts and circumstances that (i) were alleged or asserted or (ii) could have been alleged or asserted in the Litigation or in IRI’s submissions to the Commission of the European Union in 2004-2005, without the expense, inconvenience and uncertainty of further proceedings or litigation and without any admission of liability, and they now have reached an agreement to resolve their claims and terminate the Litigation;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, and for other good and valuable consideration, the parties acknowledge and agree to the following terms and conditions:

1.             Dismissal of Litigation and Releases. The parties agree to cause the dismissal with prejudice of the Litigation in accordance with the terms of this Agreement.

Simultaneously with the execution of this Agreement, the parties will cause to be executed a Stipulation to Dismiss with Prejudice Without Costs or Attorneys’ Fees in Favor of Any Party in the form annexed hereto as Exhibit “A” and Releases in the forms attached as Exhibit “B.”

Defendants shall cause the executed Stipulation to be filed with the Second Circuit within one business day of receipt by defendants’ counsel, Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”) of a signed original of the stipulation from IRI. Simultaneously with the filing of the Stipulation, Paul, Weiss shall deliver a letter in the form attached as Exhibit “C” to the Second Circuit.

The Releases shall be delivered to Paul Weiss once IRI's counsel, Hagens Berman Sobol Shapiro LLP (“HBSS”) receives confirmation that it has received the wire transfer set forth in Paragraph 2 below, to be held in escrow pending entry of an order of dismissal by the Second Circuit or the United States District Court for the Southern District of New York (the “District Court”) as may be appropriate. Paul, Weiss shall deliver the Releases to Defendants and to HBSS as appropriate within two business days of receipt of confirmation of entry of an order of dismissal.

Defendant ACNielsen assumes all risk concerning Paul, Weiss’s actions and conduct as escrow agent as contemplated in Paragraphs 1 and 2 hereof.

2.             Payment. Each party shall deliver its respective signature pages to this Agreement to Paul, Weiss. Immediately after receipt by Paul, Weiss of signature pages to this Agreement executed by all parties, Defendant ACNielsen or an affiliate shall pay by wire transfer to HBSS, as escrow agent, to the account set forth below in Paragraph 8, the sum of $55,000,000 in U.S. currency (the “Settlement Payment”) to be held in an interest bearing account for the benefit of IRI. HBSS shall not release any of the Settlement Payment to any party until entry of an order of dismissal by the Second Circuit or the District Court as may be appropriate. Paul, Weiss shall hold the signature pages to this Agreement in escrow and shall not provide copies of the Agreement to any party until receipt of confirmation of the wire transfer to HBSS. Once Paul, Weiss receives confirmation from HBSS that HBSS has received the wire transfer, Paul, Weiss shall immediately fax the signature pages to Defendants and to HBSS, with hard copies to follow within two business days thereafter.

IRI assumes all risk concerning HBSS’s actions and conduct as escrow agent as contemplated in this Paragraph 2.

3.             No Admission of Liability. IRI on one hand and Defendants on the other deny and in no way admit any liability to each other with respect to any and all matters alleged in the Litigation. This Agreement has been made to spare the parties the burden of further litigation and expense and shall not be considered an admission of liability by any party for any purpose.

4.             Costs and Attorneys Fees. Except as otherwise set forth in Paragraph 5 below, the parties shall bear their own costs and attorneys’ fees and no party shall seek costs or attorneys’ fees for the Litigation pursuant to the July1985 Agreement referenced in Defendants’ Answer to the Amended Complaint and Counterclaims, to the extent that such agreement remains valid and enforceable, the Clayton Act, the Lanham Act, the Rules of Civil Procedure, the Rules of Appellate Procedure or otherwise.

5.             Default and Enforcement of Agreement. In the event of a failure to comply with this Agreement, the defaulting party(ies) agrees to pay all of the enforcing party’s(ies’) costs of obtaining and collecting judgment on this Agreement, including reasonable attorneys’ fees and costs.

6.             Amendment. This Agreement may be amended or modified only by an agreement in writing signed by all parties to this Agreement.

7.             Governing Law. This Agreement shall be governed by and construed pursuant to the substantive laws of the State of New York without regard to its conflicts of laws rules. The state and federal courts located in the County of New York shall have exclusive jurisdiction and be the exclusive venue for resolution of any dispute arising out of or in any way related to this Agreement or the subject matter contained herein. All parties irrevocably consent to the jurisdiction of such courts to determine any such disputes. IRI and Defendants agree that the other party(ies) may serve process in any action or proceeding to enforce this Agreement in the manner provided in Paragraph 8 below for notice hereunder, and such service shall be deemed good and proper service to commence an action to enforce this Agreement.

8.             Notice. Any and all notices permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice or its attorney, and shall be delivered personally or sent by registered, certified or Express United States Mail, postage prepaid, or by United Parcel Service or similar service requiring a receipt, to the following:

TO:	IRI, CVR Trust, CVR Rights Agents and Parent Rights Agents:

Michael Duffey
Chief Financial Officer
Information Resources, Inc.
150 N. Clinton Street
Chicago, IL 60661

Monica M. Weed, Esq.
Special Counsel
Information Resources, Inc. Litigation Contingent Payment Rights Trust
c/o Freeborn & Peters, LLP
311 So. Wacker Drive, Suite 3000
Chicago, IL 60606

And

Steve W. Berman, Esq.
Hagens Berman Sobol Shapiro LLP
1301 Fifth Avenue, Suite 2900
Seattle, WA 98101

	Acct #	“IRI Escrow Fund”
ABA#
Tax ID #
Frontier Bank
1200 Fifth Avenue, Suite 100
Seattle, WA

TO:		Defendants:

Earl H. Doppelt, Esq.
Chief Legal Officer
VNU, Inc.
770 Broadway, 8th Floor
New York, NY 10003

And

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
	Attn:	Leslie Gordon Fagen, Esq.
Aidan Synnott, Esq.

The date such notice is deemed received shall depend on the method of service of the notice and shall be either: (a) the date of personal delivery; (b) three days after the date of mailing by registered or certified mail; or (c) one day after the date of mailing by Express Mail or United Parcel Service or other similar service requiring a receipt.

9.             Binding Effect. Upon receipt of executed signature pages to this Agreement by Paul, Weiss, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns.

The parties acknowledge and understand that the Second Circuit may issue a decision in the Litigation between the time the original or a copy of this fully-executed Agreement is received by Paul, Weiss and an order of dismissal is entered. Notwithstanding the possibility of such a decision, the parties agree that they will be bound by this Agreement from the time that fully executed signature pages are received by Paul, Weiss. In the event of a Second Circuit decision reversing the decision of the District Court prior to the entry of an order of dismissal, the Parties shall immediately take all steps necessary to have the Litigation dismissed by the Second Circuit or District Court as appropriate. In the event of a decision by the Second Circuit affirming the decision of the District Court, no party shall take any steps to seek further appellate review and all parties shall immediately take all steps necessary to have the Litigation dismissed by the Second Circuit or District Court as appropriate.

10.           Entire Agreement. This Agreement, together with the Exhibits thereto, contains the entire agreement between the parties hereto as to the matters dealt with herein, and no representations, inducements, promises or agreements between the parties, oral or otherwise, not embodied in this Agreement with respect to any such matter shall be of any force or effect. No party has relied on any representation, inducement, promise or agreement of any other party not expressly set forth herein.

11.           Appropriate Authority. The signatories to this Agreement and the Exhibits hereto represent that they have been duly authorized to execute the Agreement and the exhibits thereto. The CVR Trust and the CVR Rights Agents and Parent Rights Agents have consented to the settlement of the Litigation on the terms set forth herein.

12.           Consultation With Counsel. Each party to this Agreement acknowledges that it has read all the terms and conditions of this Agreement and enters into those terms voluntarily and without duress and that it has had the opportunity if desired to review this Agreement with any attorneys or advisors of its choosing before execution.

13.           Severance. In the event that any term or provision of this Agreement is held to be illegal, invalid, or unenforceable under any laws, regulations or ordinances to which this Agreement is subject, such term or provision shall be deemed to be severed from this Agreement and the remaining terms and provisions thereof shall continue in full force and effect.

14.           Counterparts and Facsimile Transmission. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Also, this Agreement may be executed and transmitted by facsimile and such facsimile shall be deemed an original.

Information Resources, Inc.		A.C. Nielsen Co.

By:	/s/ Michael S. Duffey	By:	/s/ Earl H. Doppelt
Executive Vice President

Dated:	Feb. 16, 2006	Dated:	February 16, 2006

Information Resources, Inc. Litigation Contingent		R.H. Donnelley Corporation
Payment Rights Trust

By:	/s/ Joseph P. Durrett	By:	/s/ Robert J. Bush
Joseph P. Durrett
Litigation Trustee		Dated:	2/15/2006

/s/ Monica M. Weed
Monica M. Weed
Litigation Trustee		IMS Health Incorporated

Dated:	Feb. 16, 2006	By:	/s/ Robert H. Steinfeld
Senior Vice President, General Counsel
and Corporate Secretary

		Dated:	February 16, 2006
CVR Rights Agents

By:	/s/ Joseph P. Durrett
Joseph P. Durrett

/s/ Monica M. Weed
Monica M. Weed

Parent Rights Agents

By:	/s/ William F. Chisholm
William Chisholm

/s/ Michael S. Duffey
Michael Duffey

Dated:	Feb. 16, 2006

UNITED STATES COURT OF APPEALS

FOR THE SECOND CIRCUIT

05-0564

INFORMATION RESOURCES, INC.,
Plaintiff-Appellant,

v.
A.C. NIELSEN CO.,
Defendant-Counter-Claimant- Appellee,

THE DUN & BRADSTREET CORPORATION and IMS INTERNATIONAL, INC.,

Defendants-Appellees.

STIPULATION OF DISMISSAL UNDER RULE 42(B) OF THE APPEAL

Pursuant to Rule 42(b) of the Federal Rules of Appellate Procedure, it is hereby STIPULATED and AGREED by all of the undersigned parties in Appeal No. 05-0564 that the Appeal is voluntarily dismissed in its entirety with prejudice, with each side to bear its own costs and attorneys’ fees.

HAGENS BERMAN SOBOL SHAPIRO LLP	PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

By:	By:
Steve W. Berman	Sidney S. Rosdeitcher
1301 5th Avenue, Suite 2900	1285 Avenue of the Americas
Seattle, WA 98101	New York, NY 10019-6064
(206)623-7292	(212)373-3000

Attorneys for Information Resources, Inc.	Attorneys for A.C. Nielsen Co., The Dun & Bradstreet Corporation, and IMS International

February 16, 2006

EXHIBIT   A

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT A.C. Nielsen Co., IMS Health Incorporated (the successor in interest to IMS International, Inc.), R.H. Donnelley Corporation (formerly known as The Dun & Bradstreet Corporation) all Delaware corporations (collectively “Defendants”), together with Moody’s Corporation, The Dun & Bradstreet Corporation, both Delaware corporations, all the foregoing RELEASORS hereunder, and their respective heirs, executors, administrators, parents, affiliates, successors and assigns (collectively, “RELEASORS”), in consideration of the Settlement Agreement of even date with Information Resources, Inc., a Delaware corporation, as RELEASEE, receipt whereof is hereby acknowledged, release and discharge RELEASEE, RELEASEE’S heirs, executors, administrators, present and former parents, affiliates, subsidiaries, directors, officers, employees, representatives and agents, successors and assigns (collectively, “RELEASEE”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, controversies, variances, trespasses, damages, judgments, attorneys’ fees, costs, extents, executions, claims, and demands whatsoever, in law, admiralty or equity arising from the facts and circumstances that (i) were alleged or asserted or (ii) could have been alleged or asserted in the litigation between RELEASEE and Defendants captioned Information Resources, Inc. v. The Dun & Bradstreet Corporation, A.C. Nielsen Co. and IMS International Inc., originally filed in the United States District Court for the Southern District of New York and subsequently on appeal to the United States Court of Appeals for the Second Circuit (the

EXHIBIT   B

“Litigation”), which against the RELEASEE, RELEASORS ever had, now have or hereafter can, shall or may have.

RELEASORS also release and discharge RELEASEE from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, controversies, variances, trespasses, damages, judgments, attorneys’ fees, costs, extents, executions, claims, and demands whatsoever, in law, admiralty or equity arising from the facts and circumstances that (i) were alleged or asserted or (ii) could have been alleged or asserted in RELEASORS’ or RELEASEE’S submissions to the Commission of the European Union in 2004-2005, which against the RELEASEE, RELEASORS ever had, now have or hereafter can, shall or may have.

Notwithstanding the foregoing, RELEASORS do not release RELEASEE from any obligation arising under any existing contract or agreement between the parties other than any claim for costs or attorneys’ fees in connection with the Litigation pursuant to the July1985 Agreement referenced in Defendants’ Answer to the Amended Complaint and Counterclaims, to the extent that the July 1985 Agreement is still valid.

None of the parties, by entering into this Release, admits any wrongdoing or that any position it took or could have taken in the Litigation lacked merit.

The words “RELEASORS” and “RELEASEE” include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

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IN WITNESS WHEREOF, RELEASORS caused this RELEASE to be executed by their duly authorized officers and their corporate seals to be hereunto affixed on                                                     .

IN THE PRESENCE OF:

A.C. NIELSEN CO.

By:

IMS HEALTH INCORPORATED

By:

R.H. DONNELLEY CORPORATION

By:

MOODY’S CORPORATION

By:

THE DUN & BRADSTREET CORPORATION

By:

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STATE OF NEW YORK )
: ss.:
COUNTY OF NEW YORK)

ACKNOWLEDGMENT

On                      before me, the undersigned, personally appeared                                            , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking
acknowledgement)

STATE OF CONNECTICUT)
: ss.:
COUNTY OF FAIRFIELD )

On                    before me, the undersigned, personally appeared                               , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking
acknowledgement)

STATE OF NORTH CAROLINA)
: ss.:
COUNTY OF WAKE )

On                             before me, the undersigned, personally appeared                                           , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking
acknowledgement)

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STATE OF NEW YORK )
: ss.:
COUNTY OF NEW YORK)

On                               before me, the undersigned, personally appeared                                           , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking
acknowledgement)

STATE OF NEW JERSEY)
: ss.:
COUNTY OF ESSEX )

On                          before me, the undersigned, personally appeared                                    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking
acknowledgement)

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RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Information Resources, Inc., a Delaware corporation, together with its heirs, executors, administrators, parents, affiliates, successors and assigns, as RELEASOR, in consideration of the Settlement Agreement of even date with A.C. Nielsen Co., IMS International, Inc. (through its successor in interest, IMS Health Incorporated), R.H. Donnelley Corporation (formerly known as The Dun & Bradstreet Corporation), all Delaware corporations (collectively “Defendants”), together with Moody’s Corporation and The Dun & Bradstreet Corporation, both Delaware corporations, all the foregoing RELEASEES hereunder, receipt whereof is hereby acknowledged, releases and discharges RELEASEES, RELEASEES’ heirs, executors, administrators, present and former parents, affiliates, subsidiaries, directors, officers, employees, representatives and agents, successors and assigns (collectively “RELEASEES”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, controversies, variances, trespasses, damages, judgments, attorneys’ fees, costs, extents, executions, claims, and demands whatsoever, in law, admiralty or equity arising from the facts and circumstances that (i) were alleged or asserted or (ii) could have been alleged or asserted in the litigation between RELEASOR and Defendants captioned Information Resources, Inc. v. The Dun & Bradstreet Corporation, A.C. Nielsen Co. and IMS International Inc., originally filed in the United States District Court for the Southern District of New York and subsequently on appeal to the United States Court of Appeals for the Second Circuit (the

“Litigation”), which against the RELEASEES, RELEASOR ever had, now have or hereafter can, shall or may have.

RELEASOR also releases and discharges RELEASEES from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, controversies, variances, trespasses, damages, judgments, attorneys’ fees, costs, extents, executions, claims, and demands whatsoever, in law, admiralty or equity arising from the facts and circumstances that (i) were alleged or asserted or (ii) could have been alleged or asserted in RELEASOR’S or RELEASEES’ submissions to the Commission of the European Union in 2004-2005, which against the RELEASEES, RELEASOR had, now have or hereafter can, shall or may have.

Notwithstanding the foregoing, RELEASOR does not release RELEASEES from any obligation arising under any existing contract or agreement between the parties other than any claim for costs or attorneys’ fees in connection with the Litigation pursuant to the July1985 Agreement referenced in Defendants’ Answer to the Amended Complaint and Counterclaims to the extent that the Julyl985 Agreement is still valid.

None of the parties, by entering into this Release, admits any wrongdoing or that any position it took or could have taken in the Litigation lacked merit.

The words “RELEASOR” and “RELEASEES” include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

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IN WITNESS WHEREOF, RELEASOR caused this RELEASE to be executed by its duly authorized officer and its corporate seal to be hereunto affixed on                                                  .

IN THE PRESENCE OF:

INFORMATION RESOURCES, INC.

By:

3

STATE OF ILLINOIS)
: ss.:
COUNTY OF COOK )

ACKNOWLEDGMENT

On                             before me, the undersigned, personally appeared                                 , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking
acknowledgement)

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212-373-3238

212-373-2795

srosdeitcher@paulweiss.com

February      , 2006

By Hand

Judge Dennis Jacobs
Judge Jose A. Cabranes
Judge Robert D. Sack
United States Court of Appeals for the Second Circuit
United States Courthouse
40 Foley Square
New York, NY 10007

Information Resources, Inc. v. The Dun & Bradstreet Corp., et al.

05-0564

Dear Judges Jacobs, Cabranes, and Sack:

This firm represents defendants-appellees in the above-captioned appeal. I write on behalf of all parties to advise the Court that the parties have settled the case. We are filing a stipulation of dismissal with prejudice with the clerk’s office simultaneously with delivery of this letter.

EXHIBIT C

Judge Dennis Jacobs

Judge José A. Cabranes

Judge Robert D. Sack

We thank the Court for its attention to the matter and request that the Panel not issue an opinion in this case.

Respectfully submitted,

Sidney S. Rosdeitcher

SSR:pd

cc:	Clerk, United States Court of Appeals for the Second Circuit (by hand)
Victor S. Friedman, Esq. (by facsimile and U.S. mail)
Steven W. Berman, Esq. (by facsimile and U.S. mail)
Brian P. Norton, Esq. (by facsimile and U.S. mail)

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